SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events
SUBSEQUENT EVENTS

23. SUBSEQUENT EVENTS

On December 31, 2014, the Group entered into an equity transfer agreement with a third party to dispose 20% equity interests of Wuhan Antian at a cash consideration of RMB13,000 (US$2,095) and the transaction was completed on February 10, 2015.

On January 26, 2015, the Group entered into a share purchase agreement with Quwan Limited (“Quwan”), an e-commerce company, and its existing shareholders to acquire 5,570,292 Series D Preferred Shares at a total consideration of US$21,000 which includes a cash consideration of US$7,070 and 799,630 ADSs of the Company at a fair value of US$13,930.

On March 15, 2015, the Group entered a definitive agreement to acquire 100% of equity interests in MobPartner S.A.S (“MobPartner”), a global mobile advertising company, for a total consideration of approximately US$58,000, subject to closing and other adjustments, payable in cash and stock. The transaction is subject to customary closing conditions.

On March 25, 2015, the Group entered into a strategic investment agreement with Nanigans, Inc., a worldwide provider of social and mobile advertising software and a pioneer in advertising automation software, to subscribe 1,831,754 Series B preferred shares at a cash consideration of US$20,000.

Except as disclosed above, the Group entered into various agreements to acquire certain investments with an aggregate cash consideration of RMB235,529 (US$37,960).